UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 15, 2007

China Water and Drinks Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-131131      20-2304161
(Commission File Number)     (IRS Employer Identification No.)

18th Floor, Development Centre Building
RenMinNan Road, Shenzen
People’s Republic of China 518001

(Address of principal executive offices and zip code)

+86-755-25526332

(Registrant’s telephone number including area code)

(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Current Report on Form 8-K/A adds the unaudited consolidated balance sheets of Pilpol as of June 30, 2007, the unaudited consolidated statements of income and comprehensive income of Pilpol for the three and six months ended June 30, 2007 and the unaudited consolidated statements of cash flows of Pilpol for the six months ended June 30, 2007, which financial statements were not included in the Current Report on Form 8K/A filed on August 28, 2007.

Item 2.01 Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A amends the Current Report on Form 8-K dated June 15, 2007 and filed by China Water and Drinks Inc. (the “Company”) on June 21, 2007 (the “June Form 8-K”) as previously amended on August 15, 2007 (the “August Amendment”) regarding the acquisition by a subsidiary of the Company, Fine Lake International Limited, of 100% of the outstanding shares of Pilpol (HK) Biological Limited, a Hong Kong corporation (“Pilpol”) from the shareholders of Pilpol. Pilpol owns 100% of the outstanding equity of Nanning Taoda Drink Company Limited (“Nanning”), a bottled water production company located at Nanning City, Guangxi Province of the PRC. This amendment provides the historical financial statements required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b), which financial statements and information were not included either in the June Form 8-K or in the August Amendment.

A more detailed description of the business acquired is set forth below:

Executive Summary

Nanning is a bottled water producer that supplies bottled water for brands such as Coca-Cola and Uni-president. Nanning is located in Nanning City in the Guangxi Province of the PRC. Our geographic sales reach covers the entire Guangxi Province. We have two production lines with a capacity of 160 million liters of bottled water per year.

Product Description

Nanning mainly produces purified bottled water up to Coca-Cola’s quality standards, in bottle sizes ranging from 350 ml to 1,500 ml as well as in 18.9 liter bottles.

Marketing and Sales

Nanning is a production-only based manufacturer that supplies bottled water for Coca-cola and Uni-president. Nanning is the largest bottled water supplier in Nanning City. We distribute our products for and throughout the Nanning market through Coca-cola’s and Uni-president’s sales networks.

Corporate Milestones

Milestone	Completion Date
Formed in Nanning City (Guangxi Province) as a joint-venture	Oct. 2005
Entered into an exclusive bottled water supply agreement with Coca-Cola under the brand name “ICE DEW”	Jan. 2006
Completion of plant construction and commencement of production processes	Feb. 2006
Established bottled water supply relationship with Uni-president	Feb. 2006
Acquired by China Water and Drinks Inc., an OTCBB listed company	June 2007

Properties

Nanning has only one production plant with executive office in Nanning City, Guangxi Province. The following table illustrates the location of real property the Company owns or leases.

2

Item	Address	Leased/Owned
1	19, Ke Yuan Xi Shi Road, Nanning City, Guangxi Province, PRC	Leased

The leasing period will expire in 2010. The leasing agreements are with customary Chinese leasing conditions.

Intellectual Property

None.

Employees

Currently Nanning has approximately 200 employees in 4 departments, including Production, Accounting, Human Resources & Administration and Sales & Marketing. Each of the departments is managed by a department manager. The Production Department has 135 employees who are divided into three production lines - Filling, Molding Injection and Bottle Molding Blowing. We have also employed 6 technicians to support and maintain our production lines.

Legal Proceedings

None.

Item 9.01 Financial Statements and Exhibits.

(a)     Financial statements of business acquired.

Audited consolidated balance sheets of Pilpol as of December 31, 2005 and December 31, 2006, audited consolidated statements of operations and comprehensive income (loss) of Pilpol for the years ended December 31, 2005 and 2006 and accompanying audited consolidated statements of cash flows and changes in shareholder’s equity for such years.+

Unaudited consolidated balance sheets of Pilpol as of June 30, 2007, unaudited consolidated statements of operations and comprehensive income (loss) of Pilpol for the three and six months ended June 30, 2007 and unaudited consolidated statements of cash flows of Pilpol for the six months ended June 30, 2007.

(b)     Pro forma financial information.

Unaudited pro forma condensed consolidated financial statements of the Company as follows:
  Balance Sheet as of June 30, 2007
  Statement of Income for the period ended June 30, 2007
  Balance Sheet as of December 31, 2006
  Statement of Income for the year ended December 31, 2006

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA WATER AND DRINKS INC.

By:	/s/ Xing Hua Chen
Name: Xing Hua Chen Title: Chief Executive Officer
Dated: September 6, 2007

4

PILPOL (HK) BIOLOGICAL LIMITED AND SUBSIDIARY
-------------------------------------------------

Madsen & Associates CPA’s, Inc.

684 East Vine Street, Suite 3

 Murray, Utah 84107

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Pilpol (HK) Biological Limited

We have audited the accompanying balance sheets of Pilpol (HK) Biological Limited as of December 31, 2006 and 2005, and the related statements of operations, stockholders’ equity and comprehensive income, and cash flows for each of the years then ended These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pilpol (HK) Biological Limited as of December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Madsen & Associates CPA’s, Inc.

Salt Lake City, Utah
August 27, 2007

PILPOL (HK) BIOLOGICAL LIMITED AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	December 31, 2006	December 31, 2005

ASSETS
CURRENT ASSETS
Cash and cash equivalent	$546,697	$17,208
Accounts receivable	1,670,207	-
Inventories	894,621	-
Deposits, prepayment and other receivables	116,961	669,754
Total current assets	3,228,486	686,962

PROPERTY, PLANT & EQUIPMENT, NET OF ACCUMULATED DEPRECIATION	962,534	1,133
DUE FROM DIRECTORS	409,888	-

TOTAL ASSETS	$4,600,908	$688,095

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
CURRENT LIABILITIES
Accounts payable	$841,396	$-
Accrued expenses and other payables	494	3,308
Taxes payable	586,975	-
Due to directors	504,611	683,616
Total current liabilities	1,933,476	686,924

TOTAL LIABILITIES	1,933,476	686,924

STOCKHOLDERS’ EQUITY
Common stock: 10,000 shares authorized; $0.13 par Value; 10,000 shares issued and outstanding	1,282	1,282
Retained earnings/(deficit)	2,621,811	(10)
Accumulated other comprehensive income/(loss)	44,339	(101)
TOTAL STOCKHOLDERS’ EQUITY	2,667,432	1,171

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,600,908	$688,095

See accompanying notes to the consolidated financial statements

PILPOL (HK) BIOLOGICAL LIMITED AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

	For the year ended December 31,
	2006	2005

Revenue	$9,367,578	$-

Cost of goods sold	(6,157,329)	-

Gross profit	3,210,249	-

Expenses
General and administrative	(589,052)	-
Finance	624	(10)

Income/(Loss) from operations	2,621,821	(10)

Other income	-	-

Income/(Loss) before income taxes	2,621,821	(10)

Provision for income taxes	-	-

Net income/(loss)	2,621,821	(10)

Other comprehensive income
Foreign currency translation	44,440	(101)

Comprehensive income/(loss)	$2,666,261	$(111)

Net income/(loss) per share
Basic and diluted	$266.63	$(0.01)

Weighted average shares outstanding
Basic and diluted	10,000	10,000

See accompanying notes to the consolidated financial statements

PILPOL (HK) BIOLOGICAL LIMITED AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

			Accumulated
			Other
	Common	Retained	Comprehensive
	Stock	Earnings	Income	Total

As at January 1, 2005	1,282	$-	$-	$1,282

Net loss	-	(10)	-	(10)
Foreign currency
Translation adjustment	-	-	(101)	(101)

As at December 31, 2005	1,282	(10)	(101)	1,171

Net income	-	2,621,821	-	2,621,821
Foreign currency
Translation adjustment	-	-	44,440	44,440

As at December 31, 2006	1,282	$2,621,811	$44,339	$2,667,432

See accompanying notes to the consolidated financial statements

PILPOL (HK) BIOLOGICAL LIMITED AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the year ended Dec 31,
	2006	2005
Cash flows from operating activities
Net income/(loss) for the year	$2,621,821	$(10)
Adjustments to reconcile net income to net
Cash (used in) provided by operating activities:
Depreciation	94,774	-
Changes in operating assets and liabilities:
Accounts receivable	(1,670,207)	-
Inventory	(894,621)	-
Prepaid expenses and other receivable	552,793	(669,754)
Due from director	(409,888)	-
Accounts payable	841,396	-
Due to directors	(179,005)	683,616
Accrued expenses and other payables	(2,814)	3,308
Other taxes payable	586,975	-

Net cash flows from operating activities	1,541,224	17,160

Cash flows from investing activities
Purchase of fixed assets	(1,056,175)	(1,133)

Net cash flows used in investing activities	(1,056,175)	(1,133)

Cash flows from financing activities
Accumulated other comprehensive income	44,440	(101)
Issue of common stock	-	1,282

Net cash inflows provided by financing activities	44,440	1,181

Net increase in cash and cash equivalents	529,489	17,208

Cash and cash equivalents - beginning of year	17,208	-

Cash and cash equivalents - end of year	546,697	17,208

See accompanying notes to the consolidated financial statements

PILPOL (HK) BIOLOGICAL LIMITED AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND PRINCIPAL ACTIVITIES

The Company was incorporated on February 4, 2003 under the laws of Hong Kong. The Company owns and operates one wholly owned subsidiary in China, namely, Nanning Taoda Drink Company Limited (“Nanning Taoda”).

The financial statements contain the consolidated amounts of the Company and its wholly owned subsidiary. The Company has no business activities. Nanning Taoda is a wholly owned foreign enterprise registered in China and is a bottled water producer. It produces and markets bottled water in China under a proprietary name and also bottles water on a contractual basis for other beverage and servicing companies. Nanning Taoda also engages in bottle design, production, packaging and delivery services.

NOTE 2 - PRINCIPLES OF CONSOLIDATION

For the years ended and as of December 31, 2006 and 2005, the consolidated financial statements include the accounts of the Company and Nanning Taoda. All significant inter-company balances and transactions have been eliminated.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Economic and Political Risk

The Company’s major operations are conducted in China “PRC”. Accordingly, the political, economic, and legal environments in the PRC, as well as the general state of the PRC’s economy may influence the Company’s business, financial condition, and results of operations.

The Company’s major operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic, and legal environment. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, and rates and methods of taxation, among other things.

(b)	Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company maintains bank accounts in China through its wholly owned subsidiary.

(c)	Accounts Receivable

Trade receivables are recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. Bad debts are written off as incurred. There were no bad debts incurred during the years ended December 31, 2006 and 2005.

(d)	Inventories

Inventories consisting of raw materials, work-in-progress, and finished goods are stated at the lower of cost or net realizable value. Finished goods are comprised of direct materials, direct labor and a portion of overhead. Inventory costs are calculated using a weighted average, first in first out (FIFO) method of accounting.

(e)	Property, Plant and Equipment

Property, plant and equipment are carried at cost less accumulated depreciation. The cost of maintenance and repairs is charged to the statement of operations as incurred, whereas significant renewals and betterments are capitalized. The cost and the related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income.

(f)	Depreciation and Amortization

The Company provides for depreciation of plant and equipment principally by use of the straight-line method for financial reporting purposes. Plant and equipment are depreciated over the following estimated useful lives:

Machinery and equipment	3 - 5 years
Office equipment	5 - 7 years
Transportation equipment	5 - 7 years

The depreciation expense for the year ended December 31, 2006 amounted to $94,744 (2005: Nil).

(g)	Accounting for the Impairment of Long-Lived Assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. There were no impairments of long-lived assets for the periods ended December 31, 2006 and 2005.

(h)	Income Tax

The Company has adopted the provisions of statements of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which incorporates the use of the asset and liability approach of accounting for income taxes. The Company allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

In accordance with the relevant tax laws and regulations of PRC and Hong Kong, the corporation income tax rate applicable ranges from 17.5% to 33%. At times generally accepted accounting principles requires the Company to recognize certain income and expenses that do not conform to the timing and conditions allowed by the PRC. The Company's income tax expense for year ended December 31, 2006 and December 31, 2005 were both zero.

(i)	Fair Value of Financial Instruments

The carrying amounts of the Company's cash, accounts receivable, accounts payable and accrued expenses approximate fair value because of the short maturity of these items. Term debt secured by various properties have interest rates attached to them commensurate with the finance market at the time and management believes approximate fair values in the short as well as the long term. It is currently not practicable to estimate the fair value of the other debt obligations because these note agreements contain unique terms, conditions, covenants and restrictions which were negotiated at arm's length with the Company's lenders, and there is no readily determinable similar instrument on which to base an estimate of fair value. Accordingly, no computation or adjustment to fair value has been determined.

(j)	Revenue Recognition

Revenue represents the invoiced value of goods sold recognized upon the shipment of goods to customers. Revenue is recognized when all of the following criteria are met:

a)	Persuasive evidence of an arrangement exists,
b)	Delivery has occurred or services have been rendered,
c)	The seller's price to the buyer is fixed or determinable, and
d)	Collectibility is reasonably assured.

(k)	Earnings Per Share

Basic earnings per share is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. As of December 31, 2006 and 2005, there were no common share equivalents outstanding.

(l)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

(m)	Retirement Benefits

The country of PRC mandates companies to contribute funds into the national retirement system, which benefits qualified employees based on where they were born within the country. The Company pays the required payment of qualified employees of the Company as a payroll tax expense. Very few employees in the Company fall under the mandatory conditions requiring the Company to pay as a payroll tax expense into the retirement system of the PRC. The Company provides no other retirement benefits to its employees.

(n)	Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. Comprehensive income includes net income and the foreign currency translation gain, net of tax.

(o)	Foreign Currency Translation

The accompanying consolidated financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). Capital accounts of the consolidated financial statements are translated into United States dollars from RMB at their historical exchange rates when the capital transactions occurred. Assets and liabilities are translated at the exchange rates as of balance sheet date. Income and expenditures are translated at the average exchange rate of the year. The translation rates are as follows:

	2006	2005

Year end RMB : US$ exchange rate	7.807	8.070
Average yearly RMB : US$ exchange rate	7.939	8.201

On July 21, 2005, the PRC changed its foreign currency exchange policy from a fixed RMB/$ exchange rate into a flexible rate under the control of the PRC's government.

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US dollars ($) at the rates used in translation.

(p)	Recent Accounting Pronouncements

Below is a listing of the most recent accounting standards SFAS 150-154 and their effect on the Company.

Statement No. 150

Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity (Issued 5/03)

This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity.

Statement No. 151

Inventory Costs-an amendment of ARB No. 43, Chapter 4 (Issued 11/04)

This statement amends the guidance in ARB No. 43, Chapter 4, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that “…under some circumstances, items such as idle facility expense, excessive spoilage, double freight and re-handling costs may be so abnormal ass to require treatment as current period charges….” This Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of “so abnormal.” In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities.

Statement No. 152

Accounting for Real Estate Time-Sharing Transactions (an amendment of FASB Statements No. 66 and 67)

This Statement amends FASB Statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions.

This Statement also amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, states that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2.

Statement No. 153

Exchanges of Non-monetary Assets (an amendment of APB Opinion No. 29)

The guidance in APB Opinion No. 29, Accounting for Non-monetary Transactions, is based on the principle that exchanges of non-monetary assets should be measured based on the fair value of the assets exchanged. The guidance in that Opinion, however, includes certain exceptions to the principle. This Statement amends Opinion 29 to eliminate the exception for non-monetary exchanges of similar productive assts and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange.

Statement No. 154

Accounting Changes and Error Corrections (a replacement of APB Opinion No. 20 and FASB Statement No. 3)

This Statement replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed.

The Company does not expect that the adoption of other recent accounting pronouncements to have any material impact on its financial statements.

NOTE 4 - ACCOUNTS RECEIVABLE AND CONCENTRATION OF CREDIT RISK

	As of December 31,
	2006	2005

Accounts receivable	$1,670,207	$-
Less: Allowance for doubtful accounts	-	-

Accounts receivable, net	$1,670,207	$-

The Company has no significant off-balance sheet concentration of credit risk such as foreign exchange contracts, options contracts or other foreign currency hedging arrangements. Financial instruments that potentially subject the Company to a concentration of credit risk consist primarily of accounts receivable. Concentration of credit risk with respect to accounts receivable is limited to certain customers to whom the Company makes substantial sales. At December 31, 2006, two customers accounted for 98% of the Company's account receivables (December 31, 2005: The Company had no accounts receivable). The Company regularly monitors the creditworthiness of its customers and believes that it has adequately provided for exposure to potential credit losses.

NOTE 5 - INVENTORIES

Inventories consisting of raw materials and finished goods are stated at the lower of weighted average cost or market value. Inventories are bottled water and its raw material to manufacture the bottles.

Inventories as of December 31, 2006 and December 31, 2005 are summarized as follows:

	As of December 31,
	2006	2005

Raw materials	$472,258	$-
Work-in-progress	107,831	-
Finished goods	314,532	-

Total	$894,621	$-

NOTE 6 - DEPOSIT, PREPAYMENT AND OTHER RECEIVABLES

Deposits consists of payments and deposits made by the Company to third parties in the normal course of business operations with no interest being charged and no fixed repayment terms. These payments are made for the purchase of machinery, goods and services that are used by the Company for its current operations.

The Company evaluates the amounts recorded as deposits, prepaid expenses and other receivables on a periodic basis and records a charge to the current operations of the Company when the related expense has been incurred or when the amounts reported as other receivables is no longer deemed to be collectible by the Company

Deposits, prepayment and other receivables as of December 31, 2006 and December 31, 2005 are summarized as follows:

	December 31, 2006		December 31, 2005

Deposit for machinery	$		$495,652
Prepayment and other receivables		116,961	174,102

Total		$116,961	$669,754

NOTE 7 - PLANT AND EQUIPMENT

Plant and equipment of the Company consist primarily of manufacturing facilities and equipment owned and operated by the Company’s wholly owned subsidiary in China. Plant and equipment as of December 31, 2006 and December 31, 2005 are summarized as follows:

	As of December 31,
	2006	2005

At cost:
Machinery and equipment	1,043,267	-
Motor Vehicles	10,322	-
Office equipment	3,719	1,133
	1,057,308	1,133

Less: Accumulated depreciation
Machinery and equipment	94,129	-
Motor Vehicles	258	-
Office equipment	387	-
	94,774	-

Plant and equipment , net	$962,534	$1,133

Depreciation expense for the years ended December 31, 2006 and 2005 was $94,744 and zero, respectively.

NOTE 8 - INCOME TAX AND DEFERRED TAX LIABILITIES

(a) Corporation Income Tax ("CIT")

In accordance with the relevant tax laws and regulations of Hong Kong and PRC, the statutory corporate income tax rates are 17.5% for Hong Kong and 15% to 33% in PRC. The corporate income tax rates applicable to the Company and its subsidiary for the year ended December 31, 2006 and December 31, 2005 were as follows:

	2006	2005

Pilpol (HK) Biological Limited	17.5%	17.5%
Nanning Taoda Drink Company Limited	33.0%	33.0%

The actual and effective corporate income tax was 0% for both of the years ended December 31, 2006 and 2005. The subsidiary of the Company is registered with the PRC as wholly owned foreign enterprises. According to the tax laws that are currently in effect in the PRC, wholly owned foreign enterprises are allowed a 100% tax exemption for two years and a 50% tax exemption for the subsequent three years

The Company's actual tax expense differs from the "expected" tax expense for the years ended December 31, 2006 and 2005 (computed by applying the CIT rate of 17.5% to net profits of Pilpol (HK) Biological Limited and 33% to net profit of Nanning Taoda Drink Company Limited.

	For the year ended December 31,
	2006	2005

Computed "expected" expense	$865,201	$
Permanent difference due to tax exemption	(865,201)

TOTAL	$-		$-

The permanent difference originated from the two years tax exemption enjoyed by the subsidiary of the Company for the year ended December 31, 2006 and December 31, 2005 under the PRC tax regulations.

The provisions for income taxes for each of the two years ended December 31 are summarized as follows:

As of December 31,
	2006	2005

Current	$-	$-
Deferred	-	-

TOTAL	$-	$-

There are no other timing differences between reported book or financial income and income computed for income tax purposes. Therefore, the Company has made no adjustment for deferred tax assets or liabilities.

(b) Value Added Tax ("VAT")

There is no VAT under current tax laws in Hong Kong.

In accordance with the current tax laws in the PRC, the VAT rate for export sales is 0% and domestic sales is 17%. VAT is levied at 17% on the invoiced value of sales and is payable by the purchaser. The Company is required to remit the VAT it collects to the tax authority, but may offset this tax liability from the VAT for the taxes that it has paid on eligible purchases. The VAT payable balance of $586,975 and zero at December 31, 2006 and 2005, respectively has been accrued and reflected as taxes payable in the accompanying consolidated balance sheets.

NOTE 9 - RELATED PARTY TRANSACTIONS

Due to directors consists of advances from directors and payments on behalf of the Company by directors. Due to directors are unsecured and interest free with no fixed payment terms, but are expected to be repaid to the directors within the current year.

Due from directors consists of advances to directors and payments on behalf for directors. Due from directors is unsecured and interest free with no fixed payment terms.

NOTE 10 - COMMON STOCK

The Company authorized 10,000 shares $0.13 par value of common stock. The Company has a total of 10,000 shares of common stock outstanding as of December 31, 2006 and December 31, 2005.

NOTE 11 - CONTINGENCIES AND COMMITMENTS

Operating lease commitments

As of December 31, 2006 and 2005, Nanning Taoda Drink Company Limited, the Company’s wholly owned subsidiary, had arranged a non-cancelable operating lease with a third party for its production plant. The expected annual lease payments under these operating leases are as follows:

	As of December 31,
	2006	2005
For the year ended December 31,
2006	$-	$14,880
2007	35,387	8,680

TOTAL	$35,387	$23,560

NOTE 12 - SUBSEQUENT EVENTS

On June 15, 2007, Mr. Peter Ng and Ms. Connie Leung, the sole shareholders (the “Shareholders”) of the Company, entered into a stock purchase agreement with Fine Lake International Limited (“Fine Lake”), a wholly-owned subsidiary of China Water and Drinks Inc. (“CWD”), a Nevada incorporated company trading on the Over the Counter Bulletin Board market in United States. . Pursuant to the stock purchase agreement, the Shareholders sold all of their ownerships in the Company to Fine Lake at a consideration of $5,332,522 in cash and 1,523,578 shares of the CWD common stock valued at $5,332,522 in aggregate.

PILPOL (HK) BIOLOGICAL LIMITED AND SUBSIDIARY
FINANCIAL STATEMENTS
-------------------------------------------------

INDEX TO UNAUDITED FINANCIAL STATEMENTS

CONSOLIDATED BALANCE SHEETS	F-18

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (UNAUDITED)	F-19

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)	F-20

PILPOL (HK) BIOLOGICAL LIMITED AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2007	2006
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalent	$1,367,390	$546,697
Accounts receivable	2,298,933	1,670,207
Inventories	646,126	894,621
Deposits, prepayment and other receivables	991,707	116,961
Total current assets	5,304,156	3,228,486

Property, plant & equipment, net of accumulated depreciation	958,867	962,534
Due from directors	474,713	409,888

TOTAL ASSETS	$6,737,736	$4,600,908

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
Current liabilities
Accounts payable	$828,448	$841,396
Customer deposits, accrued expenses and other payables	32,814	494
Taxes payable	1,123,280	586,975
Due to directors	330,842	504,611
Total current liabilities	2,315,384	1,933,476

TOTAL LIABILITIES	2,315,384	1,933,476

STOCKHOLDERS’ EQUITY
Common stock; 10,000 shares authorized; $0.13 par	1,282	1,282
Value; 10,000 shares issued and outstanding
Retained earnings	4,274,158	2,621,811
Accumulated other comprehensive income	146,912	44,339
TOTAL STOCKHOLDERS’ EQUITY	4,422,352	2,667,432

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$6,737,736	$4,600,908

F-18

PILPOL (HK) BIOLOGICAL LIMITED AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (UNAUDITED)

	Six months ended June 30,		Three months ended June 30,
	2007	2006	2007	2006
Revenue	$5,764,050	$4,119,565	$3,160,164	$2,974,796

Cost of goods sold	(3,670,186)	(2,705,404)	(1,994,848)	(1,954,476)

Gross profit	2,093,864	1,414,161	1,165,316	1,020,320

Expenses
General and administrative	(442,450)	(258,790)	(237,554)	(186,768)
Finance	(738)	-	-	-

Income from operations	1,650,676	1,155,371	927,762	833,552

Other Income	1,671	-	18	-

Income before income taxes	1,652,347	1,155,371	927,780	833,552

Provision for income taxes	-	-	-	-

Net Income	1,652,347	1,155,371	927,780	833,552

Other comprehensive income
Foreign currency translation	146,912	-	-	-

Comprehensive income	$1,799,259	$1,155,371	$927,780	$833,552

F-19

PILPOL (HK) BIOLOGICAL LIMITED AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Six moths ended June 30,
	2007	2006
Cash flows from operating activities
Net income for the period	$1,652,347	$1,155,371
Adjustments to reconcile net income to net
Cash (used in) provided by operating activities:
Depreciation	3,667	39,198
Changes in operating assets and liabilities:
Accounts receivable	(628,726)	(1,602,029)
Inventory	248,495	(617,492)
Prepaid expenses and other receivable	(874,746)	(16,006)
Due from director	(64,825)	-
Accounts payable	(12,948)	2,058,849
Due to directors	(173,769)	-
Accrued expenses and other payables	32,320	(202)
Other taxes payable	536,305	-

Net cash flows from operating activities	718,120	1,017,691

Cash flows from investing activities

Net cash flows used in investing activities	-	-

Cash flows from financing activities
Accumulated other comprehensive income	102,573	-

Net cash inflows provided by financing activities	102,573	-

Net increase in cash and cash equivalents	$820,693	$1,017,691

Cash and cash equivalents - beginning of period	546,697	17,493

Cash and cash equivalents - end of period	$1,367,390	$1,035,183

F-20

CHINA WATER AND DRINKS INC.
UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

-------------------------------------------------

INDEX TO PRO-FORMA FINANCIAL STATEMENTS

UNAUDITED PRO-FORMA COMBINED CONSOLIDATED BALANCE SHEET, DECEMBER 31, 2006	F-22

UNAUDITED PRO-FORMA COMBINED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2006	F-23

UNAUDITED PRO-FORMA COMBINED CONSOLIDATED BALANCE SHEET, JUNE 30, 2007	F-24

UNAUDITED PRO-FORMA COMBINED STATEMENT OF INCOME FOR THE PERIOD ENDED JUNE 30, 2007	F-25

NOTES TO UNAUDITED PRO-FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS	F-22

F-21

CHINA WATER AND DRINKS INC.
UNAUDITED PRO-FORMA COMBINED CONSOLIDATED BALANCE SHEET,
DECEMBER 31, 2006

	CWDK Historical	Pilpol Historical	Pro forma Adjustment			Pro forma Combined

ASSETS
Current assets
Cash and cash equivalent	$1,892,824	$546,697	$			$$2,439,521
Accounts receivable	6,990,368	1,670,207				8,660,575
Inventories	5,259,717	894,621				6,154,338
Deposits, prepayment and other receivables	4,299,482	116,961				4,416,443
Total current assets	18,442,391	3,228,486		-		21,670,877

Property, plant and equipment, net of accumulated depreciation	3,350,207	962,534				4,312,741
Due from directors	3,593,484	409,888				4,003,372
Land use right, net of accumulated amortization	93,866					93,866
Other assets	638,054					638,054
Goodwill				7,997,612	(1)	7,997,612

TOTAL ASSETS	$26,118,002	$4,600,908		$7,997,612		$38,716,522

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
Current liabilities
Accounts payable	$3,093,928	$841,396	$			$$3,935,324
Customer deposits, accrued expenses and other payables	3,967,447	494				3,967,941
Payable to ex-shareholders of Pilpol (HK) Biological Limited				5,032,522	(2)	5,032,522
Current portion of long term debt	28,700					28,700
Taxes payable	2,268,057	586,975				2,855,032
Note Payable	25,750					25,750
Due to directors	7,482,971	504,611				7,987,582
Total current liabilities	16,866,853	1,933,476		5,032,522		23,832,851

Long term debt, less current portion	162,534					162,534

TOTAL LIABILITIES	17,029,387	1,933,476		5,032,522		23,995,385

STOCKHOLDERS’ EQUITY
Common stock	10,128	1,282		(1,282	) (3)	10,128
Subscription payable	-			5,332,522	(4)	5,332,522
Additional paid-in capital						-
Retained earnings	8,785,290	2,621,811		(2,366,150	) (5)	9,040,951
Accumulated other comprehensive income	293,197	44,339				337,536
TOTAL STOCKHOLDERS’ EQUITY	9,088,615	2,667,432		2,965,090		14,721,137

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$26,118,002	$4,600,908		$7,997,612		$38,716,522

CHINA WATER AND DRINKS INC.

UNAUDITED PRO-FORMA COMBINED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2006

	CWDK Historical	Pilpol Historical	Pro forma Adjustment	Pro forma Combined

REVENUE	$35,700,410	$9,367,578	$-	$45,067,988

COST OF SALES	(24,069,220)	(6,157,329)	-	(30,226,549)

GROSS PROFIT	11,631,190	3,210,249	-	14,841,439

OPERATING EXPENSES
Selling and distribution	-	-	-	-
General and administrative	(3,101,390)	(589,052)	-	(3,690,442)
Finance		624	-	624

INCOME FROM OPERATIONS	8,529,800	2,621,821	-	11,151,621

OTHER INCOME	285,646	-	-	285,646

INCOME BEFORE TAXATION	8,815,446	2,621,821	-	11,437,267

PROVISION FOR TAXATION	-	-	-	-

NET INCOME	$8,815,446	$2,621,821	$-	$11,437,267

CHINA WATER AND DRINKS INC.
UNAUDITED PRO-FORMA COMBINED CONSOLIDATED BALANCE SHEET
June 30, 2007

	CWDK Historical	Pilpol Historical	Pro forma Adjustment		Pro forma Combined
ASSETS
Current assets
Cash and cash equivalent	$26,812,221	$1,367,390			$$28,179,611
Accounts receivable	12,051,182	2,298,933			14,350,115
Inventories	5,710,505	646,126			6,356,631
Deposits, prepayment and other receivables	4,371,067	991,707			5,362,774
Total current assets	48,944,975	5,304,156	-		54,249,131

Property, plant and equipment, net of accumulated depreciation	3,259,581	958,867			4,218,448
Due from directors	3,784,409	474,713			4,259,122
Deferred Assets	8,023				8,023
Construction Progress	618				618
Land use right, net of accumulated amortization	70,738				70,738
Other assets	585,053				585,053
Goodwill			6,193,974	(1)	6,193,974

TOTAL ASSETS	$56,653,397	$6,737,736	$6,193,974		$69,585,107

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
Current liabilities
Accounts payable	$3,395,452	$593,501			$$3,988,953
Customer deposits, accrued expenses and other payables	1,865,910	32,814			1,898,724
Payable to ex-shareholders of Pilpol (HK) Biological Limited			5,032,522	(2)	5,032,522
Current portion of long term debt	29,000				29,000
Deferred tax liabilities	2,721				2,721
Taxes payable	3,391,345	1,123,280			4,514,625
Note Payable	25,750				25,750
Due to directors	6,759,335	330,842			7,090,177
Total current liabilities	15,469,513	2,080,437	5,032,522		22,582,472

Long term debt, less current portion	149,751				149,751

TOTAL LIABILITIES	15,619,264	2,080,437	5,032,522		22,732,223

STOCKHOLDERS’ EQUITY
Preferred Stock	4,478				4,478
Common stock	70,000	1,282	(1,282	) (3)	70,000
Subscription payable	-		5,332,522	(4)	5,332,522
Additional paid-in capital	26,353,870				26,353,870
Retained earnings	13,992,332	4,509,105	(4,169,788	) (5)	14,331,649
Accumulated other comprehensive income	613,453	146,912			760,365
TOTAL STOCKHOLDERS’ EQUITY	41,034,133	4,657,299	1,161,452		46,852,884

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$56,653,397	$6,737,736	$6,193,974		$69,585,107

CHINA WATER AND DRINKS INC.
UNAUDITED PRO-FORMA COMBINED STATEMENT OF INCOME FOR THE PERIOD ENDED JUNE 30, 2007

	CWDK Historical	Pilpol Historical	Pro forma Adjustment	Pro forma Combined

REVENUE	$18,715,377	$5,764,050	$-	$24,479,427

COST OF SALES	(12,451,924)	(3,670,186)	-	(16,122,110)

GROSS PROFIT	6,263,453	2,093,864	-	8,357,317

OPERATING EXPENSES
Selling and distribution	-	-	-	-
General and administrative	(647,153)	(442,450)	-	(1,089,603)
Finance	(10,523)	(738)	-	(11,261)

INCOME FROM OPERATIONS	5,605,777	1,650,676	-	7,256,453

OTHER INCOME	8,078	1,671	-	9,749

INCOME BEFORE TAXATION	5,613,855	1,652,347	-	7,266,202

PROVISION FOR TAXATION	-	-	-	-

NET INCOME	$5,613,855	$1,652,347	$-	$7,266,202

CHINA WATER AND DRINKS INC.

NOTES TO PRO-FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------

NOTE 1 BASIS OF PRESENTATION

The unaudited pro-forma consolidated financial statements include the accounts of China Water and Drinks, Inc. and subsidiaries (“CWD” or the “Company”), Pilpol (HK) Biological Limited (“Pilpol”) and Nanning Taoda Drink Company Limited (“Nanning”).

On June 15, 2007, the Company through its wholly owned subsidiary Fine Lake International Limited acquired 100% of the equity of Pilpol for an amount of cash equal to $5,332,522 and 1,523,578 shares of the Company’s common stock. The acquisition cost was $5,332,522 in cash and 1,523,578 shares of the Company common stock valued at $5,332,522 in aggregate.

Pilpol became a consolidating subsidiary of the Company on June 15, 2007 and the results of Pilpol’s operations on and after June 15, 2007 were consolidated into the financial results of the Company under acquisition accounting. As of August 14, 2007, no shares have been issued to the shareholders of Pilpol.

NOTE 2 PRO FORMA FINANCIAL STATEMENTS

The Company acquired 100% ownership of Pilpol through Fine Lake (It has no business transactions except as an investment holding company for Pilpol). The accompanying unaudited pro forma combined financial statements are based upon the historical condensed balance sheets and consolidated statements of income of the Company and Pilpol. The unaudited pro forma combined balance sheet has been prepared as if the acquisition occurred on June 30, 2007 and December 31, 2006. The unaudited pro forma combined financial statements of operations for the year ended December 31, 2006 and for the six months ended June 30, 2007 have been prepared as if the acquisition had occurred on January 1, 2006. The statements are based on acquisition accounting. Goodwill is created when the total consideration paid for the acquisition is greater than the net asset acquired. The pro forma information may not be indicative of the results that actually would have occurred if the merger had been in effect from and on the dates indicated or which may be obtained in the future.

NOTE 3 CONSOLIDATING ENTRIES

The consolidating entries on the pro-forma consolidated balance sheet to eliminate investments in subsidiary accounts:

(1)	Goodwill is created because the total consideration paid is greater than the net asset acquired.
(2)	Payable to the ex-shareholders of Pilpol is created because the cash portion of the consideration for this acquisition was not paid to the ex-shareholders of Pilpol as of June 30, 2007.
(3)	Elimination of the share capital of Pilpol.
(4)	Subscription payable is created because the stock portion of the consideration for this acquisition was not paid to the ex-shareholders of Pilpol as of June 30, 2007.
(5)	Elimination of deficits of Pilpol during this acquisition.